

2013

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

First Guaranty Bancshares, Inc. continues its progress toward a fortress balance sheet and a strong foundation for future growth and profitability. In the second quarter 2013, First Guaranty Bank achieved its Small Business Lending Fund (SBLF) loan goals so that, as of the fourth quarter 2013, our quarterly preferred dividend payment to the U.S. Department Treasury will decrease to $100,000 per quarter from its initial dividend level of $493,000 per quarter. This $1.6 million annualized savings is as a result of combined efforts of the entire First Guaranty Bancshares, Inc. team.

Additionally, as of June 30, 2013, First Guaranty Bank's total loan portfolio reached $685,857,000 compared to $596,570,000 as of June 30, 2012. This 15% increase in the loan portfolio in a one year period is the result of the strategy adopted by First Guaranty Bancshares, Inc. as of September 2012 to aggressively increase the loan portfolio with quality loans in order to offset the required reduction in securities interest income. That strategy is succeeding. We have actually exceeded our goal for new loans booked to date by $20 million in loans.

For the six months ending June 30, 2013, loan interest income increased by $651,000 over June 30, 2012. Retained earnings increased by $4,767,000 compared with June 30, 2012. First Guaranty Bancshares, Inc. balance sheet gets stronger and the foundation for the future grows more solid. The loan strategy will continue for the rest of the year, building the loan portfolio with quality loans and increasing loan interest income. The second half of the year should show increased income as the year progresses. First Guaranty Bancshares, Inc. continues to be and continues to build toward being a safer, sounder, and more profitable investment for its shareholders.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition
(in thousands, except share data)

	June 30, 2013 (unaudited)	June 30, 2012
Assets		
Cash and cash equivalents:		
Cash and due from banks	$53,214	$42,802
Interest-earning demand deposits with banks	9	21
Federal funds sold	1,064	1,925
Cash and cash equivalents	54,287	44,748
Interest-earning time deposits with banks	997	747
Investment securities:		
Available for sale, at fair value	491,552	627,366
Held to maturity, at cost (estimated fair value of $149,627 and $33,333, respectively)	155,493	32,983
Investment securities	647,045	660,349
Federal Home Loan Bank stock, at cost	1,277	1,087
Loans held for sale	-	441
Loans, net of unearned income	685,857	596,570
Less: allowance for loan losses	10,177	9,141
Net loans	675,680	587,429
Premises and equipment, net	19,824	19,694
Goodwill	1,999	1,999
Intangible assets, net	2,241	2,608
Other real estate, net	4,138	6,851
Accrued interest receivable	6,179	7,724
Other assets	8,868	30,451
Total Assets	$1,422,535	$1,364,128
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$190,727	$170,665
Interest-bearing demand	354,113	300,527
Savings	64,279	59,157
Time	653,729	675,397
Total deposits	1,262,848	1,205,746
Short-term borrowings	29,385	19,405
Accrued interest payable	2,963	3,409
Long-term borrowings	800	1,400
Other liabilities	2,460	2,749
Total Liabilities	1,298,456	1,232,709
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,294,227 shares	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost 2,895 and 1,160 shares, respectively	(54)	(21)
Retained earnings	44,793	40,026
Accumulated other comprehensive (loss) income	(5,776)	6,298
Total Stockholders' Equity	124,079	131,419
Total Liabilities and Stockholders' Equity	$1,422,535	$1,364,128

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30, 2013	2012
	(unaudited)	
Interest Income:		
Loans (including fees)	$9,189	$8,862
Deposits with other banks	51	21
Securities (including FHLB stock)	3,236	5,308
Federal funds sold	-	4
Total Interest Income	12,476	14,195
Interest Expense:		
Demand deposits	319	357
Savings deposits	11	13
Time deposits	2,485	2,950
Borrowings	38	34
Total Interest Expense	2,853	3,354
Net Interest Income	9,623	10,841
Less: Provision for loan losses	800	904
Net Interest Income after Provision for Loan Losses	8,823	9,937
Noninterest Income:		
Service charges, commissions and fees	1,171	1,196
Net gains on securities	767	755
Net (loss) gains on sale of loans	(3)	1
Other	346	437
Total Noninterest Income	2,281	2,389
Noninterest Expense:		
Salaries and employee benefits	3,616	3,361
Occupancy and equipment expense	1,005	935
Other	3,209	3,581
Total Noninterest Expense	7,830	7,877
Income Before Income Taxes	3,274	4,449
Less: Provision for income taxes	1,142	1,486
Net Income	$2,132	$2,963
Preferred stock dividends	(203)	(502)
Income Available to Common Shareholders	$1,929	$2,461
Per Common Share:		
Earnings	$0.31	$0.39
Cash dividends paid	$0.16	$0.16
Average Common Shares Outstanding	6,291,332	6,293,436
Return on Average Assets	0.61%	0.88%
Return on Average Common Equity	8.97%	13.17%
Return on Average Common Equity Adjusted for Preferred Dividends	8.12%	10.93%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30, 2013	2012
	(unaudited)	
Interest Income:		
Loans (including fees)	$18,285	$17,634
Loans held for sale	-	1
Deposits with other banks	91	36
Securities (including FHLB stock)	6,604	10,938
Federal funds sold	1	7
Total Interest Income	24,981	28,616
Interest Expense:		
Demand deposits	682	700
Savings deposits	25	27
Time deposits	4,991	6,123
Borrowings	75	73
Total Interest Expense	5,773	6,923
Net Interest Income	19,208	21,693
Less: Provision for loan losses	1,704	2,104
Net Interest Income after Provision for Loan Losses	17,504	19,589
Noninterest Income:		
Service charges, commissions and fees	2,322	2,385
Net gains on securities	1,544	1,483
Net gains (loss) on sale of loans	2	(27)
Other	673	810
Total Noninterest Income	4,541	4,651
Noninterest Expense:		
Salaries and employee benefits	7,173	6,731
Occupancy and equipment expense	1,985	1,855
Other	6,408	6,541
Total Noninterest Expense	15,566	15,127
Income Before Income Taxes	6,479	9,113
Less: Provision for income taxes	2,258	3,098
Net Income	$4,221	$6,015
Preferred stock dividends	(486)	(986)
Income Available to Common Shareholders	$3,735	$5,029
Per Common Share:		
Earnings	$0.59	$0.80
Cash dividends paid	$0.32	$0.32
Book value	$13.45	$14.62
Average Common Shares Outstanding	6,291,332	6,294,004
Return on Average Assets	0.61 %	0.89 %
Return on Average Common Equity	8.94 %	13.46 %
Return on Average Common Equity Adjusted for Preferred Dividends	7.91 %	11.25 %

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Randal A. McDonald
Chief Risk Officer

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Edward P. Bertoniere
James M. Baxter
Lance S. Davis
Teri L. Duncan
Colleen Ebarb
Harrison P. Gill
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Michael A. Mosbey
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
D. Lynn Talley
Randy S. Vicknair
D. Lynn Westmoreland

Officers

Rebecca G. Brown
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Michael D. Knighten
Christopher W. McGhee
V. Diane Patterson
Kristina E. Terry
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FDIC

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009